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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 6, 1998

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as company under a Pooling and Servicing Agreement, dated as of February 1, 1998, providing for, inter alia, the issuance of Golden National Mortgage Loan Asset Backed Certificates, Series 1998-GN1)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)

         [Delaware]                  333-24327               33-3416059
         ----------                  ---------               ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


 250 Vesey Street
 World Financial Center, North Tower
 New York, New York                                              10281
 ------------------                                              -----
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 449-1000

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of February 1, 1998, among Merrill Lynch Mortgage Investors, Inc., as company, Golden National Mortgage Banking Corp., as master servicer, and The Chase Manhattan Bank, as trustee.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE
                                         INVESTORS, INC.


                                         By:    /s/ Peter Cerwin
                                               -------------------------------
                                         Name:      Peter Cerwin
                                         Title:     Authorized Signatory


Dated: March 23, 1998


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                                    EXHIBITS